EXHIBIT 10.2

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE CONTRACT

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, Inland Real Estate Acquisitions, Inc., an Illinois corporation, (“Assignor”) hereby assigns to INLAND DIVERSIFIED LAKE CITY COMMONS, L.L.C.,  a Delaware limited liability company, (“Assignee”) all of Assignor’s right, title and interest as a party to that certain Purchase and Sale Agreement dated as of April 29, 2010, as amended by that certain First Amendment to Agreement for Sale and Purchase dated on or around May 14, 2010 and pursuant to that certain Second Amendment to Agreement for Sale and Purchase dated on or around May 18, 2010 and pursuant to that certain Third Amendment to Agreement for Sale and Purchase dated on or around May 20, 2010 and pursuant to that certain Fourth Amendment to Agreement for Sale and Purchase dated on or around June 11, 2010 and pursuant to that certain Fifth Amendment to Agreement for Sale and Purchase dated on or around June 18, 2010 and pursuant to that certain Sixth Amendment to Agreement for Sale and Purchase dated on or around June 25, 2010 and pursuant to that certain Seventh Amendment to Agreement for Sale and Purchase dated on or around June 29, 2010 and pursuant to that certain Seventh Amendment to Agreement for Sale and Purchase dated on or around June 29, 2010 and pursuant to that certain Eight Amendment to Agreement for Sale and Purchase dated on or around July 1, 2010 and pursuant to that certain letter between Seller and Purchaser dated July 2, 2010 (collectively, the “Purchase Agreement”) by and between Assignor, as Buyer, and LAKE CITY COMMONS RETAIL, LLC, a Georgia limited liability company, as Seller, with respect to the purchase and sale of certain real property and improvements certain land in Lake City, Columbia County, Florida (the “Property”) as further described in the Purchase Agreement (the “Property”).

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Property.

This Assignment is effective as of the 15th day of July, 2010.

ASSIGNOR:

Inland Real Estate Acquisitions, Inc,

an Illinois corporation

By: /s/ G. Joseph Cosenza

Name: G. Joseph Cosenza

Its:  President

ASSIGNEE:

INLAND DIVERSIFIED LAKE CITY COMMONS, L.L.C., a Delaware limited liability company

By:

Inland Diversified Real Estate Trust,

Inc. a Maryland corporation, its sole

member

By: /s/ Barry L. Lazarus

Name: Barry L. Lazarus

Its:  President